Exhibit 10.1 SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP 200 Bay Street Suite 2600 Toronto, ON M5J 2J1 January 6, 2022 CONFIDENTIAL Hycroft Mining Holding Corporation Autur Gold Corporation (f/k/a Muds Acquisition Sub, Inc.) AuxAg Mining Corporation (f/k/a Muds Holdco, Inc.) Hycroft Resources & Development, LLC Allied VGH LLC c/o Hycroft Mining Holding Corporation 8181 E. Tufts Ave. Suite 510 Denver, CO 80237 Re: Waiver and Amendment Ladies and Gentlemen: Reference is made to (i) that certain Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between HYCROFT MINING HOLDING CORPORATION, a Delaware corporation (the “Borrower” or “you”), SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, a limited partnership organized and existing under the laws of the Province of Ontario (the “Lender,” “us” or “you”), the Guarantors (as defined therein) and the other parties thereto and (ii) that certain waiver letter agreement, dated as of November 9, 2021 (the “Prior Waiver”) by and between the Lender, the Borrower and the other Credit Parties party thereto. Capitalized terms used but not otherwise defined in this letter agreement (this “Waiver and Amendment”) shall have the respective meanings ascribed thereto in the Credit Agreement. You have advised us that the amount of Unrestricted Cash of the Borrower may be less than $9,000,000 at times and from time to time during, but not on the last day of, a calendar month during the Waiver Period (as defined in the Prior Waiver). You have acknowledged that, prior to giving effect to this Waiver and Amendment:

- 2 - (a) Section 8.1(q)(ii) of the Credit Agreement, as modified pursuant to the Prior Waiver, requires, that the Borrower shall maintain at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period; and (b) Section 9.1(c) of the Credit Agreement provides that, among other things, an Event of Default will occur if the Borrower defaults in observing or performing any covenant or condition set out in Section 8.1(q)(ii) of the Credit Agreement. You have requested that we: (a) waive Section 8.1(q)(ii) of the Credit Agreement and the Borrower’s obligation to maintain at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period, provided that, the Borrower maintains at least $9,000,000 of Unrestricted Cash on the last day of each calendar month during the Waiver Period; and (b) waive Section 9.1(c) of the Credit Agreement (and any corresponding Default or Event of Default) with respect to any default (whether now existing or hereafter occurring) by the Borrower of Section 8.1(q)(ii) of the Credit Agreement as a result of the Borrower maintaining less than $9,000,000 of Unrestricted Cash during the Waiver Period, provided that the Borrower maintains at least $9,000,000 of Unrestricted Cash on the last day of each calendar month during the Waiver Period. Accordingly, we hereby: (a) waive Section 8.1(q)(ii) of the Credit Agreement and the Borrower’s obligation to maintain at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period, provided, that the Borrower has at least $9,000,000 of Unrestricted Cash on the last day of each calendar month during the Waiver Period; and (b) waive Section 9.1(c) of the Credit Agreement (and any corresponding Default or Event of Default) with respect to any default (whether now existing or hereafter occurring) by the Borrower of Section 8.1(q)(ii) of the Credit Agreement as a result of the Borrower maintaining less than $9,000,000 of Unrestricted Cash, provided, that the Borrower maintains at least $9,000,000 of Unrestricted Cash on the last day of each calendar month during the Waiver Period. The Borrower acknowledges and agrees that (i) the foregoing waivers will terminate on the earlier of (A) the end of the Waiver Period and (B) immediately upon any failure by the Borrower to maintain at least $9,000,000 of Unrestricted Cash on the last day of each calendar month during the Waiver Period and (ii) any such failure by the Borrower to maintain at least $9,000,000 of Unrestricted Cash on the last day of each calendar month during the Waiver Period shall constitute an Event of Default under Section 9.1(c) of the Credit Agreement. The foregoing waivers set forth herein are limited to the provisions and circumstances specifically described herein and nothing in any such waiver is intended or shall be construed to be a waiver by the Lender of any Default or Event of Default (except those described herein above) which may currently exist or hereafter occur. The granting of such waivers shall not affect any other provisions of the Credit Agreement or any other Facility Document and shall not establish a course of dealing between the Borrower and the Lender.

- 3 - In consideration of our agreement to provide the waivers set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, Borrower and the other Credit Parties hereby agree to amend the Credit Agreement as follows: (a) Section 8.1(s) of the Credit Agreement is hereby amended and restated in its entirety as follows: (s) the Borrower shall continue to employ and retain Diane Garrett in her positions as President, Chief Executive Officer and a director of the Borrower and Stanton Rideout in his positions as Executive Vice President and Chief Financial Officer of the Borrower, both on a full- time basis, until the repayment in full of the Facility Indebtedness. (b) Section 9.1(p) of the Credit Agreement is hereby amended and restated in its entirety as follows: (p) if either of Diane Garrett or Stanton Rideout cease to hold any of their respective positions set out in Section 8.1(s) and the Borrower has failed to find suitable replacements for any such positions acceptable to the Lender, acting reasonably, after nine (9) months of Diane Garrett or Stanton Rideout ceasing to hold any such position. Except as herein modified, the Credit Agreement shall remain in full force and effect. By signing this Waiver and Amendment each Credit Party confirms that any Security Document or guarantee created or given by it under a Facility Document will continue in full force and effect notwithstanding the waivers given by the Lender under this Waiver and Amendment. The Credit Parties hereby agree to promptly on demand pay the Lender the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation and execution of this Waiver and Amendment. This Waiver and Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. This Waiver and Amendment shall be binding upon and inure to the benefit of the Credit Parties and the Lender and their respective successors and permitted assigns. This Waiver and Amendment may not be assigned by the Credit Parties without the prior written consent of the Lender. This Waiver and Amendment may be executed by facsimile or other electronic means and in counterparts, each of which shall be considered an original and which taken together shall constitute a single agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Waiver and Amendment Signature Page Very truly yours, SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, by its general partner, SPROTT RESOURCE LENDING CORP. Per: /s/ Narinder Nagra Authorized Signatory Per: /s/ Jim Grosdanis Authorized Signatory ACKNOWLEDGED AND AGREED BY: HYCROFT MINING HOLDING CORPORATION By: /s/ Stanton Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer AUTUR GOLD CORPORATION (f/k/a Muds Acquisition Sub, Inc.) By: /s/ Stanton Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer AUXAG MINING CORPORATION (f/k/a Muds Holdco, Inc.) By: /s/ Stanton Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer

Waiver and Amendment Signature Page HYCROFT RESOURCES & DEVELOPMENT, LLC By: /s/ Stanton Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer ALLIED VGH LLC By: /s/ Stanton Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer